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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 15, 2006


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2005-092
                (BY HARTFORD LIFE INSURANCE COMPANY AS DEPOSITOR)
             (Exact name of registrant as specified in its charter)


          DELAWARE                   333-123441-33              NOT APPLICABLE
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                   HARTFORD LIFE GLOBAL FUNDING TRUST 2005-092
                       c/o HARTFORD LIFE INSURANCE COMPANY
                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not applicable.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.


ITEM 8.01 OTHER EVENTS.

     On May 15,  2006,  an  interest  payment  was  made to the  holders  of the
IncomeNotes(sm) due August 15, 2010 of Hartford Life Global Funding Trust 2005-092 (the "Trust"). Details of such payment are included in the Administrative Report of the Trust filed as Exhibit 99.1 hereto. No trustee fees or other trust expenses have been paid by the Trust.

     No matters have occurred since the formation of the Trust which would be reportable under Item 1 (Legal Proceedings), Item 2 (Changes in Securities, Use of Proceeds and Issuer Purchases of Equity Securities), Item 4 (Submission of Matters to a Vote of Security Holders), or Item 5 (Other Information) of Part II of the Quarterly Report on Form 10-Q, to the extent applicable to the Trust.

     For information relating to Hartford Life Insurance Company ("HLIC"), please see HLIC's (Commission file number 001-32293) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC") which are incorporated by reference herein. You can read and copy these reports and other information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports and other information that HLIC has filed electronically with the SEC.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1   Administrative Report of the Trust.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                HARTFORD LIFE GLOBAL FUNDING TRUST 2005-092
                                (BY HARTFORD LIFE INSURANCE COMPANY AS
                                DEPOSITOR)


DATE:  MAY 25, 2006             BY: /s/ JEFFREY L. JOHNSON
                                ------------------------------------------------
                                Name: Jeffrey L. Johnson
                                Title: Assistant Vice President







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                                  EXHIBIT INDEX



  EXHIBIT
   NUMBER                               DESCRIPTION
  -------                               -----------
Exhibit 99.1 Administrative Report of the Trust in respect of the May 15, 2006 payment to holders of the notes issued by the Hartford Life Global Funding Trust 2005-092.








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